                                                                   EXHIBIT 99.01


                       First USA Credit Card Master Trust
                    Trust Performance by Series - April 2001
                             Excess Spread Analysis

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Series                                  1994-4     1994-6       1994-8      1995-2      1996-2      1996-4
Deal Size                               $870MM     $898MM       $602MM      $795MM      $723MM      $602MM
Expected Maturity                     11/15/01    1/15/02     11/15/01     3/15/02     6/10/03     8/10/06
----------------------------------------------------------------------------------------------------------

Yield                                   18.10%     18.10%       18.12%      18.10%      18.10%      18.10%
Less: Coupon                             5.43%      5.41%        5.63%       5.36%       5.32%       5.36%
      Servicing Fee                      1.50%      1.50%        1.50%       1.50%       1.50%       1.50%
      Net Credit Losses                  6.22%      6.22%        6.22%       6.22%       6.22%       6.22%
Excess Spread:
      April-01                           4.95%      4.97%        4.77%       5.02%       5.06%       5.01%
      March-01                           6.05%      6.07%        5.97%       6.12%       6.10%       6.05%
      February-01                        2.78%      2.79%        3.10%       2.91%       2.93%       2.89%
Three Month Average Excess Spread        4.59%      4.61%        4.61%       4.68%       4.69%       4.65%

Delinquency:
      30 to 59 Days                      1.35%      1.35%        1.35%       1.35%       1.35%       1.35%
      60 to 89 Days                      0.94%      0.94%        0.94%       0.94%       0.94%       0.94%
      90+ Days                           1.93%      1.93%        1.93%       1.93%       1.93%       1.93%
      Total                              4.22%      4.22%        4.22%       4.22%       4.22%       4.22%

Payment Rate                            14.62%     14.62%       14.62%      14.62%      14.62%      14.62%

----------------------------------------------------------------------------------------------------------
Series                                  1996-6     1996-8       1997-1      1997-2      1997-3      1997-4
Deal Size                             $1,039MM     $482MM       $904MM      $602MM      $602MM      $602MM
Expected Maturity                     11/10/03    1/10/04      2/17/04     5/17/04     6/17/02     6/17/07
----------------------------------------------------------------------------------------------------------

Yield                                   18.10%     18.10%       18.10%      18.10%      18.10%      18.10%
Less: Coupon                             5.28%      5.26%        5.21%       5.24%       5.21%       5.32%
      Servicing Fee                      1.50%      1.50%        1.50%       1.50%       1.50%       1.50%
      Net Credit Losses                  6.22%      6.22%        6.22%       6.22%       6.22%       6.22%
Excess Spread:
      April-01                           5.09%      5.11%        5.17%       5.14%       5.17%       5.06%
      March-01                           6.13%      6.16%        6.36%       6.33%       6.36%       6.24%
      February-01                        2.96%      2.98%        3.00%       2.97%       3.00%       2.89%
Three Month Average Excess Spread        4.73%      4.75%        4.84%       4.81%       4.84%       4.73%

Delinquency:
      30 to 59 Days                      1.35%      1.35%        1.35%       1.35%       1.35%       1.35%
      60 to 89 Days                      0.94%      0.94%        0.94%       0.94%       0.94%       0.94%
      90+ Days                           1.93%      1.93%        1.93%       1.93%       1.93%       1.93%
      Total                              4.22%      4.22%        4.22%       4.22%       4.22%       4.22%

Payment Rate                            14.62%     14.62%       14.62%      14.62%      14.62%      14.62%

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

                       First USA Credit Card Master Trust
                    Trust Performance by Series - April 2001
                             Excess Spread Analysis

--------------------------------------------------------------------------------------------------------------------------------
Series                                   1997-5      1997-6 (1)          1997-7           1997-8          1997-9          1998-1
Deal Size                                $783MM        $1,566MM          $602MM           $939MM          $602MM          $843MM
Expected Maturity                       8/17/04         7/17/02         9/17/04          9/17/07        10/17/04         5/18/03
--------------------------------------------------------------------------------------------------------------------------------

Yield                                    18.10%          19.46%          18.10%           18.10%          18.10%          18.10%
Less: Coupon                              5.35%           6.50%           5.21%            5.27%           5.19%           5.26%
      Servicing Fee                       1.50%           1.50%           1.50%            1.50%           1.50%           1.50%
      Net Credit Losses                   6.22%           6.22%           6.22%            6.22%           6.22%           6.22%
Excess Spread:
      April-01                            5.03%           5.24%           5.17%            5.11%           5.19%           5.12%
      March-01                            6.22%           6.60%           6.35%            6.30%           6.38%           6.32%
      February-01                         2.91%           3.63%           3.00%            2.94%           3.02%           3.02%
Three Month Average Excess Spread         4.72%           5.16%           4.84%            4.78%           4.86%           4.82%

Delinquency:
      30 to 59 Days                       1.35%           1.35%           1.35%            1.35%           1.35%           1.35%
      60 to 89 Days                       0.94%           0.94%           0.94%            0.94%           0.94%           0.94%
      90+ Days                            1.93%           1.93%           1.93%            1.93%           1.93%           1.93%
      Total                               4.22%           4.22%           4.22%            4.22%           4.22%           4.22%

Payment Rate                             14.62%          14.62%          14.62%           14.62%          14.62%          14.62%

--------------------------------------------------------------------------------------------------------------------------------
Series                                   1998-3          1998-4          1998-5           1998-6          1998-7          1998-8
Deal Size                                $964MM          $843MM          $783MM           $964MM          $904MM          $602MM
Expected Maturity                       6/18/01         7/18/05         8/18/03          8/18/08         8/18/01         9/18/05
--------------------------------------------------------------------------------------------------------------------------------

Yield                                    18.10%          18.10%          18.10%           18.10%          18.10%          18.10%
Less: Coupon                              5.14%           5.21%           5.19%            5.31%           5.20%           5.28%
      Servicing Fee                       1.50%           1.50%           1.50%            1.50%           1.50%           1.50%
      Net Credit Losses                   6.22%           6.22%           6.22%            6.22%           6.22%           6.22%
Excess Spread:
      April-01                            5.24%           5.18%           5.19%            5.08%           5.18%           5.10%
      March-01                            6.44%           6.38%           6.39%            6.28%           6.38%           6.30%
      February-01                         3.08%           3.02%           3.03%            2.97%           3.02%           2.94%
Three Month Average Excess Spread         4.92%           4.86%           4.87%            4.78%           4.86%           4.78%

Delinquency:
      30 to 59 Days                       1.35%           1.35%           1.35%            1.35%           1.35%           1.35%
      60 to 89 Days                       0.94%           0.94%           0.94%            0.94%           0.94%           0.94%
      90+ Days                            1.93%           1.93%           1.93%            1.93%           1.93%           1.93%
      Total                               4.22%           4.22%           4.22%            4.22%           4.22%           4.22%

Payment Rate                             14.62%          14.62%          14.62%           14.62%          14.62%          14.62%

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

(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                       First USA Credit Card Master Trust
                    Trust Performance by Series - April 2001
                             Excess Spread Analysis

------------------------------------------------------------------------------------------------------------------------------------
Series                                      1998-9          1999-1          1999-2           1999-3          1999-4          2001-1
Deal Size                                   $747MM        $1,205MM          $602MM           $833MM          $595MM          $893MM
Expected Maturity                          1/20/04         2/19/04         2/21/06          4/19/04         5/20/02         1/19/06
------------------------------------------------------------------------------------------------------------------------------------

Yield                                       18.10%          18.10%          18.10%           18.10%          18.10%          18.10%
Less:     Coupon                             5.35%           5.33%           5.39%            5.33%           5.21%           5.30%
          Servicing Fee                      1.50%           1.50%           1.50%            1.50%           1.50%           1.50%
          Net Credit Losses                  6.22%           6.22%           6.22%            6.22%           6.22%           6.22%
Excess Spread:
          April-01                           5.03%           5.05%           4.99%            5.05%           5.17%           5.09%
          March-01                           6.24%           6.26%           6.20%            6.26%           6.39%           6.30%
          February-01                        3.42%           2.95%           2.89%            2.96%           3.03%           2.94%
Three Month Average Excess Spread            4.90%           4.76%           4.69%            4.76%           4.86%           4.77%

Delinquency:
          30 to 59 Days                      1.35%           1.35%           1.35%            1.35%           1.35%           1.35%
          60 to 89 Days                      0.94%           0.94%           0.94%            0.94%           0.94%           0.94%
          90+ Days                           1.93%           1.93%           1.93%            1.93%           1.93%           1.93%
          Total                              4.22%           4.22%           4.22%            4.22%           4.22%           4.22%

Payment Rate                                14.62%          14.62%          14.62%           14.62%          14.62%          14.62%


-------------------------------------------------------------------
Series                                      2001-2          2001-3
Deal Size                                  $1488MM          $750MM
Expected Maturity                          3/19/04         3/20/06
-------------------------------------------------------------------

Yield                                       18.10%          18.10%
Less:     Coupon                             5.24%           5.29%
          Servicing Fee                      1.50%           1.50%
          Net Credit Losses                  6.22%           6.22%
Excess Spread:
          April-01                           5.14%           5.09%
          March-01                           6.35%           6.30%
          February-01                        2.99%           2.94%
Three Month Average Excess Spread            4.83%           4.78%

Delinquency:
          30 to 59 Days                      1.35%           1.35%
          60 to 89 Days                      0.94%           0.94%
          90+ Days                           1.93%           1.93%
          Total                              4.22%           4.22%

Payment Rate                                14.62%          14.62%

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